SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934


Filed by the Registrant  [X]

Filed by Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec.240-11(c) or Sec.240.14a-12


                                 RAPIDTRON, INC.
                                 ---------------
                (Name of Registrant as Specified in Its Charter)


                                 RAPIDTRON, INC.
                                 ---------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          _____________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          _____________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          _____________________________________________________

     4)   Proposed maximum aggregate value of transaction:
          _____________________________________________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ___________________________________

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          ___________________________________

     4)   Date Filed:
          ___________________________________

                                 RAPIDTRON, INC.
                              3151 Airway Avenue #Q
                        Costa Mesa, California 92626-4627
                                Tel. 949-798-0652


                           NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD APRIL 29, 2004

Dear Rapidtron Stockholder:

     On April 29, 2004, Rapidtron, Inc. will hold its annual meeting of stockholders at its headquarters, located at 3151 Airway Avenue #Q, Costa Mesa, California 92626-4627. The meeting will begin at 10:00 a.m. local time.

     Only stockholders of record at close of business on March 25, 2004, can vote at the meeting or any adjournment that may take place. At the meeting, we will vote on the following matters:

     1. To elect a board of directors to serve until the next annual meeting of stockholders.

     2.   To  approve  the  2003  Stock Plan approved by the Board of Directors.

     3. To approve the Amended and Restated 2003 Stock Plan Agreement to John Creel, our President & Chief Executive Officer.

     4. To approve the Amended and Restated 2003 Stock Plan Agreement to Steve Meineke, a current director and former Corporate Secretary, Treasurer and General Manager.

     Common stockholders are entitled to one vote for each share of common stock held. As of March 25, 2004, the Company had 20,269,514 shares of voting stock issued and outstanding.

     We will also attend to business properly presented at the meeting and any adjournments or postponements of the meeting. The foregoing items of business, including the nominees for directors, are more fully described in the proxy statement that is included with this notice.

                By order of the board of directors,

                John  Creel
                Chairman, President and Chief Executive Officer


Costa Mesa, California
April 9, 2004

                                 RAPIDTRON, INC.
                              3151 Airway Avenue #Q
                        Costa Mesa, California 92626-4627
                                Tel. 949-798-0652

                                PROXY STATEMENT

     The accompanying proxy is solicited by our board of directors for voting at the annual meeting of shareholders to be held on April 29, 2004, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposal set forth in the accompanying notice of the annual meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to our corporate secretary at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about April 9, 2004. We will pay the cost of the solicitation.

                             YOUR VOTE IS IMPORTANT

     Whether or not you plan to attend the annual meeting in person, you are requested to complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. If you attend the annual meeting, you may revoke your proxy at any time before it is voted and vote in person if you wish, even if you have previously returned your proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

     You may revoke your proxy at any time before it is exercised by: giving our Corporate Secretary written notice of revocation; giving our Corporate Secretary a properly executed proxy of a later date; or attending our annual meeting and voting in person; provided that, if your shares are held of record by a broker, bank or other nominee, you must obtain from the record holder a proxy issued in your name. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to Rapidtron Inc., 3151 Airway Avenue, Suite #Q, Costa Mesa, California 92626, Attention: Corporate Secretary.

     Only  the  holders  of  our  common  stock  on the record date (the "Voting
Stock"), are entitled to vote at the meeting. Each share of Voting Stock is entitled to one vote, and votes may be cast either in person or by proxy. A quorum consisting of a majority of the shares entitled to vote is required for the meeting. As of March 25, 2004, we had 20,269,514 outstanding shares of Voting Stock held by approximately 124 shareholders of record.

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's Voting Stock is required to approve (a) the 2003 Stock Plan,
(b) the Amended and Restated 2003 Stock Plan Agreement to John Creel, our President & Chief Executive Officer, and (c) the Amended and Restated 2003 Stock Plan Agreement to Steve Meineke, our former Secretary, Treasurer and General Manager. The approval of the holders of a majority of shares of Voting Stock present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting.

     Shares of the Voting Stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting, but will not be counted as votes cast, and will not be counted for purposes of determining whether any matter before the stockholders is approved. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority.

                                 PROPOSAL NO. 1
                                 --------------
                              ELECTION OF DIRECTORS

     Our directors are elected once a year at our annual meeting of stockholders. Our bylaws provide that our board of directors shall consist of between one and seven directors with the precise number to be determined by resolutions of our board of directors. The authorized number of members of our board of directors is presently set at two persons. If a quorum is present at our annual meeting, the two nominees receiving the greatest number of votes will be elected. The two directors will serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. All of the nominees for election as directors at the annual meeting set forth in the table below are incumbent directors. Each of the nominees has consented to serve as a director if elected, and management has no reason to believe that any nominee will be unable to serve. In the event that any nominee is unavailable for re-election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee as management may propose. The term for each director expires at our next annual meeting or until his or her successor is appointed. The ages of each nominee are as of March 25, 2004.

                                                                  DIRECTOR/
NOMINEE NAME   POSITION                                           OFFICER SINCE  AGE
-------------  -------------------------------------------------  -------------  ---
John Creel     Director, Chairman of the Board, President, Chief  May 8, 2003     65
               Executive Officer and Principal Executive Officer
Steve Meineke  Director                                           May 8, 2003     49

     JOHN CREEL - PRESIDENT AND CHAIRMAN OF THE BOARD: Mr. Creel was appointed as a director and president and chief executive officer after the completion of our acquisition of Rapidtron Delaware on May 8, 2003. From January 27, 2000 to present, Mr. Creel has been the President, Chief Executive Officer and director of Rapidtron Delaware. Prior to founding Rapidtron, Mr. Creel founded John Creel Advertising in March 1985, which in September 1995 was renamed Equus Marketing & Design. Mr. Creel continues to run Equus as a full-service advertising and marketing agency, which also provides product and transportation design services. His accounts have included some of the largest manufacturers in technology, sports and lifestyle products, including Northern Telecom, Bell Northern Research, Bell Canada, Salomon, Cleveland Golf, Vuarnet, Marker, Life Fitness, Nautilus, Smith Optics, Helly-Hansen, Head/Tyrolia Sports and Ski Data.

     In December 1972, he established and managed seven of the largest design and communications companies in North America, with over 300 employees in Montreal and Toronto, before selling his interests and returning to his native California in March 1985.

     It was through his marketing strategic sessions with Peter Dermutz and Wolfram Kocznar of Ski Data that the idea of Rapidtron and the utilization of Smart access in major North American markets, other than ski, were first conceived.

     Equus was involved from the very beginning in the Las Vegas monorail project including the founding of Promethean, responsible for all licensing, advertising, promotional and merchandising rights. Equus designed the Las Vegas monorail cars for Bombardier and developed the marketing materials for the Monorail Authority.

     STEVE MEINEKE -DIRECTOR: Mr. Meineke is currently the President and Chief Operating Officer for Raleigh America, a Seattle-based bicycle company of Raleigh, Diamondback, Avenir, and CyclePro brands. Mr. Meineke was appointed as a director on May 8, 2003, and served as our Treasurer, Secretary and General Manager after the completion of our acquisition of Rapidtron Delaware (May 2003)
through March 1, 2004.   From January 2002 to March 1, 2004, Mr. Meineke served
as the Secretary/Treasurer and General Manager of Rapidtron Delaware. From July 1996 to December 2001, Mr. Meineke was the CEO of Mission Hockey. As CEO of Mission Hockey, he spearheaded the growth of a privately held start-up hockey equipment company to a global business. Prior to Mission Hockey he also served as President of Specialized Bicycles and Nordica USA.

     At Nordica, Mr. Meineke worked with the managing director of Benetton Sportsystem in leading brand and product diversification for a Vermont ski company. He led strategy and facilitated introduction that concluded with a 50% acquisition of another major company and leading brand.

     Mr. Meineke also served as Vice President, Sales and Marketing for Vuarnet-France and North American Marketing Manager and Sales Representative for Salomon North America.

                 OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information with respect to our current directors, executive officers and key employees, not included as nominees for election as directors above. The term for each director expires at our next annual meeting or until his or her successor is appointed. The ages of the directors, executive officers and key employees are shown as of March 25, 2004.

                                                         DIRECTOR/
NAME           POSITION                                  OFFICER SINCE     AGE
-------------  ----------------------------------------  ----------------  ---
Peter Dermutz  Executive Vice President,                 May 8, 2003        44
               Acting Corporate Secretary and Treasurer
Chris Perkins  Vice President Resort Sales               December 1, 2003   47

     PETER DERMUTZ - EXECUTIVE VICE PRESIDENT: Mr. Dermutz was appointed Executive Vice President after the completion of our acquisition of Rapidtron Delaware on May 8, 2003. From May 1999 to present, Mr. Dermutz has been an Executive Vice President of Rapidtron Delaware and a director. From December 1998 to May 1999, Mr. Dermutz was employed by Systems AG, where he organized its North American division. From June 1996 to December 1998, Mr. Dermutz was employed to run Fairs and Events Division of Ski Data Austria.

     Mr. Dermutz is a 15-year, senior marketing and technical consultant in the access control industry. After graduating from business school in Austria,
he joined Ski Data Austria as junior account executive in 1983.   He swiftly
rose to the top, serving as Vice President, Software Applications Systems before moving to the United States to open Ski Data's subsidiary in Los
Angeles.   He was responsible for opening six major North  American  ski resorts with Ski Data's technology, totaling some 2.5 million skier visits, and $1.5 million in sales/annually.

     CHRIS PERKINS - VICE PRESIDENT RESORT SALES: Chris Perkins has experience in the ski resort industry. Prior to joining Rapidtron on December 1, 2003, Mr. Perkins worked for fourteen years with Bombardier and was responsible for developing and implementing effective strategies and tactics in his region, including sales, marketing and customer support activities. Bombardier is the number-one provider of snow-grooming equipment in North America. Mr. Perkins served as Regional Manager of Bombardier's snow-grooming division, responsible for California, Oregon and Nevada. Under his management, Bombardier achieved a 68% market share in his region with sales of $7,000,000 to $10,000,000 annually over the past 9 years. Mr. Perkins has more than twenty-five years of hands on experience in management, sales, operations, marketing and customer service in the resort industry.

     Mr. Perkins' experience also includes managing the aerial tramway and maintenance personnel at Squaw Valley Ski Corporation at Olympic Valley, California as well as providing turnkey ski lift installations for Lift Engineering Co. Mr. Perkins also worked as slope grooming manager for North Star, Alpine Meadows, Sugar Bowl and Snow Basin.

     None of our directors, executive officers or key employees are related by blood, marriage or adoption to any other director or executive officer. None of our directors qualifies as an audit committee financial expert. To date, we have not been able to secure an audit committee financial expert to serve as a director. We believe this is a result of the lack of directors and officers insurance, and we are seeking to acquire such insurance at the most affordable rate.

                                BOARD COMMITTEES

     Audit & Compensation Committees. Because our Board consists of two non-independent directors, the whole Board currently serves in the capacity of audit committee and compensation committee. We do not currently have a charter for either committee. The audit committee is responsible for reviewing our financial reporting procedures and internal controls, the scope of annual and any special audit examinations carried out by our auditors, the performance, independence, and compensation of our auditors, systems and disclosure controls established to comply with regulatory requirements and our annual financial statements before they are reviewed and approved by the Board. The compensation committee is responsible for determining and reviewing board and executive officer compensation, benefit plans, organizational matters, employment policies and review procedures. Such reviews will be carried out with the assistance of our auditors and our senior financial management.

     The audit committee has reviewed and discussed the audited financial statements with management. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the audit committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC. The following directors composed the audit committee which performed the foregoing functions: John Creel and Steve Meineke.

     None of the members of our board of directors, and thereby our audit committee, are "independent" as defined for issuers whose stock is listed for trading on NASDAQ. Our stock is quoted on the Over-the-Counter Bulleting Board (OTCBB), and we are not required to have independent directors or audit committee members in order to continue having our stock quoted on the OTCBB.

                          BOARD AND COMMITTEE MEETINGS

     During the year ended December 31, 2003, our Board of Directors met three times including participants by telephone, and approved actions by written consent five times.

     To our knowledge, there are no arrangements or understanding between any of our officers and any other person pursuant to which the officer was selected to serve as an officer.

                               BOARD COMPENSATION

     No director received any compensation for his services as a director.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth compensation paid to each of the individuals who served as our Chief Executive Officer and our other most highly compensated executive officers (the "named executives officers") for the fiscal year ended December 31, 2003, and the compensation earned by each of the named executive officers for each of the fiscal years ended December 31, 2001, 2002 and 2003. The determination as to which executive officers were most highly compensated was made with reference to the amounts required to be disclosed under the "Salary" and "Bonus" columns in the table.

                                                SUMMARY COMPENSATION TABLE

                                       ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                                                                 AWARDS
                                                         Other       Restricted     Securities                   All
Name &                                                  Annual         Stock        Underlying                  Other
Principal                         Salary     Bonus   Compensation      Awards     Options/SAR's     LTIP    Compensation
Position                   Year     ($)       ($)         ($)           ($)            (#)        Payouts        ($)
-------------------------  ----  ---------  -------  -------------  ------------  --------------  --------  -------------
John Creel,(1)             2003
President                     *  $ 120,000                          $          -         450,000
                           2002  $       0
                           2001  $       0
-------------------------  ----  ---------  -------  -------------  ------------  --------------  --------  -------------
Steve Meineke,(2)
Treasurer, Principal       2003
Accounting Officer,           *  $  90,000                100,000   $          -         450,000
General Manager, and
Secretary                  2002                      $     75,000
-------------------------  ----  ---------  -------  -------------  ------------  --------------  --------  -------------
Peter Dermutz,(3)          2003
Executive Vice President      *  $ 150,000                          $          -
                           2002  $ 144,000
                           2001  $       0

     * Based on compensation under the terms of the employment contract for such executive officer.

     (1) Data for the years ended December 31, 2001 and 2002 reflects compensation paid by Rapidtron Delaware. During the year ended December 31, 2003, John Creel earned a salary of $120,000; we paid to John Creel $55,000 of the salary in cash and the remaining salary of $65,000 in the form of restricted common stock at a price of $1.00 per share (such stock is valued at $105,300 at December 31, 2003 based on the trading price at that date of $1.62 per share). During the years ended December 31, 2001 and 2002, Mr. Creel did not earn or accrue any compensation. In 2003, we granted 450,000 options to purchase restricted common stock for $1.00 per share, with 225,000 of such options vesting on January 1, 2004, and the remaining 225,000 of such options vesting on January 1, 2005.

     (2) As of March 1, 2004, Steve Meineke no longer serves as an officer of our company. He continues to serve as a director of our company pursuant to a new agreement. Data for the year ended December 31, 2002 reflects compensation paid by Rapidtron Delaware. For the year ended December 31, 2003, Steve Meineke earned a salary of $90,000; we paid Steve Meineke $51,041 in cash and the remaining salary of $38,959 was accrued and remains unpaid. During the years ended December 31, 2003 and 2002, Mr. Meineke earned $100,000 and $75,000, respectively, for services provided through his consulting company, Meineke Consulting LLC, under a consulting agreement; such amounts are included as other annual compensation above. Approximately $7,000 of such consulting fees are accrued at December 31, 2003. During the year ended December 31, 2003, the Company issued 30,603 shares of common stock at $1.00 per share (such stock is valued at $49,577 at December 31, 2003 based on the trading price at that date of $1.62 per share) to pay a portion of the consulting fees due to Mr. Meineke, During the years ended December 31, 2001 and 2002, Mr. Meineke did not earn or accrue any compensation. In 2003, we issued 450.000 options to purchase restricted common stock for $1.00 per share, with 225,000 of such options vesting on January 1, 2004. and the remaining 225,000 of such options vesting on January 1, 2005.

     (3) Data for the years ended December 31, 2001 and 2002 reflects compensation paid by Rapidtron Delaware, For the year ended December 31, 2003, Peter Dermutz earned a salary of $150,000; we paid to Peter Dermutz $99,238 in cash and $38,500 in the form of restricted common stock at a price of $1.00 per share (such stock is valued at $62,370 at December 31, 2003 based on the trading price at that date of $1.62 per share); and the remaining salary of $ 12,262 was accrued and remains unpaid. For the year ended December 31, 2002, Peter Dermutz earned a salary of $144,000; we paid to Peter Dermutz $131,302 in cash; and the remaining salary of $12,698 was accrued and remains unpaid. For the year ended December 31, 2001, Peter Dermutz did not earn a salary.

     As of December 1, 2003, we hired Chris Perkins as our Vice President Resort Sales under the terms of an employment agreement. Under the terms of the employment agreement, we agreed to pay Mr. Perkins an annual salary of $115,000 and to grant him options to acquire 10,000 shares of our restricted common stock at a price equal to $1.25 per share. Mr. Perkins has an opportunity to earn additional options to purchase up to 90,000 shares of common stock at the same exercise price, based upon net sales generated from his work. We paid Mr. Perkins $9,583 in December 2003 under the contract.

   DIRECTOR AND OFFICER STOCK OPTION/STOCK APPRECIATION RIGHTS ("SARS") GRANTS

     We did not grant any stock options or stock appreciation rights to our named executive officers during the years ended December 31, 2001 and 2002. We adopted a 2003 Stock Plan (referred to as our "plan") during the year ended December 31, 2003. The plan permits the company to issue up to 12 million shares of common stock to employees and consultants, in the form of options or stock awards. The plan is subject to stockholder approval at the next annual meeting. Our officers, directors, employees and consultants are expected to participate in the plan.

     The following table sets forth the stock options granted to our named executive officers and directors during the year ended December 31, 2003. No stock appreciation rights were awarded.

Name           Number of securities     Percent of total        Exercise or              Expiration date
                    underlying        options/SARs granted   base price ($/Sh)
               options/SARs granted       to employees
                        (#)              in fiscal year
-------------  ---------------------  ---------------------  ------------------  --------------------------------
                                                                                 Five (5) years from the date the
John Creel                   225,000                    25%  $   1.00 per share  Employment Agreement is
                                                                                 terminated
-------------  ---------------------  ---------------------  ------------------  --------------------------------
                                                                                 Five (5) years from the date the
John Creel                   225,000                    25%  $   1.00 per share  Employment Agreement is
                                                                                 terminated(1)
-------------  ---------------------  ---------------------  ------------------  --------------------------------
Steve Meineke                225,000                    25%  $   1.00 per share  February 28, 2009
-------------  ---------------------  ---------------------  ------------------  --------------------------------
Steve Meineke                225,000                    25%  $   1.00 per share  February 28, 2009(1)

(1)  225,000 options do not vest until January 1, 2005.

     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR- AND FISCAL YEAR-END
                                OPTION/SAR VALUES

                                                         Number of securities     Value of unexercised
                                                        underlying unexercised        in-the-money
                                                          options/SARs at FY-     options/SARs at FY-
Name           Shares acquired on   Value realized ($)          end (#)                 end ($)
                  exercise (#)                               Exercisable/             Exercisable/
                                                             Unexercisable           Unexercisable
-------------  -------------------  ------------------  -----------------------  ----------------------
John Creel                       0                   0                -/450,000  $            -/279,000
-------------  -------------------  ------------------  -----------------------  ----------------------
Steve Meineke                    0                   0                -/450,000  $            -/279,000

(1)  Based upon a value of $1.62 per share as of December 31, 2003 less the exercise price of $1.00 per share.

                         LONG TERM INCENTIVE PLAN AWARDS

     No long-term incentive plan awards have been made by the Company to date.

                  DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

     We do not provide retirement benefits for the directors or officers.

                            COMPENSATION OF DIRECTORS

     None of our directors received compensation for their service as directors during the fiscal year ended December 31, 2003.

     EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
                                  ARRANGEMENTS

     Rapidtron Delaware has employment agreements with John Creel, Steve Meineke and Peter Dermutz. Upon the effectiveness of the merger, these employment agreements were assumed by us on the same terms and conditions with us being the employer.

     John Creel, President and Chairman. On January 1, 2003, as amended on April
     ----------------------------------
11, 2003, Rapidtron Delaware entered into an employment agreement with John Creel for a term commencing January 1, 2003 and expiring December 31, 2004. The agreement provides for the payment of a base salary of $120,000 per year.

     The agreement provides for the following additional compensation:

     - If Rapidtron Delaware is "profitable" (as defined below) at the end of the calendar year 2003, Mr. Creel will receive a bonus in the amount of $55,000 and his base salary will be increased thereafter to $175,000 per year through December 31, 2004. If Mr. Creel does not receive the foregoing increase in base salary for the calendar year 2004 and Rapidtron Delaware is profitable in calendar year 2004, Mr. Creel will receive a bonus in the amount of $55,000. As used in the agreement, "profitable" shall mean Rapidtron Delaware's EBITDA (Earnings before interest, taxes, depreciation and amortization) for the fiscal year shall be at least $500,000;

     - Mr. Creel will be entitled to earn incentive compensation during the term of the agreement, in an amount based on a unanimous consent of our board of directors and in accordance with an approved bonus plan. No bonus plan has been approved to date;

     - Creel was granted stock options for 450,000 shares of our restricted common stock with an exercise price of $1.00 per share, one-half vesting on January 1, 2004, and one-half vesting on January 1, 2005; provided, however, such options shall vest immediately upon a "change in control" if, as a result of such change in control, Mr. Creel is removed without cause from his position as officer or director;

     - Under his employment agreement, Mr. Creel shall also be eligible to receive additional stock options subject to the plan to be vested over a three (3) year period beginning on the effective date of the agreement and to expire not less than five (5) years after termination of the plan; and

     - Mr. Creel shall be reimbursed for all business-related expenses and costs actually incurred in the performance of his duties under the agreement.

     Other material terms of Mr. Creel's agreement are:

     - If Mr. Creel is terminated due to a permanent disability, Rapidtron Delaware shall continue to pay him (a) his base salary for 12 months following the date of termination, (b) insurance benefits set forth in the agreement for 12 months following the date of termination, and (c) a prorated incentive bonus through the date of termination;

     - Either party may terminate the agreement immediately with or without cause;

     - Should Mr. Creel resign with cause, or if he is terminated without cause,

          * Rapidtron Delaware shall immediately pay to Mr. Creel all accrued and unpaid compensation as of the date of such termination;

          * Rapidtron Delaware shall continue to pay the base salary through the period 12 months following the date of termination; and

          * at the time of termination, Rapidtron Delaware shall pay the incentive bonus for the calendar year of termination as if Mr. Creel had continued to perform for the remainder of said calendar year at the average rate of increase in profits over the prior term of the agreement.

     The agreement contains covenants by Mr. Creel not to compete with Rapidtron Delaware or us during the term of the agreement and for a one-year period following the termination or expiration of the agreement.

     Prior to our reverse merger with Rapidtron Delaware, Mr. Creel was an officer and director of Rapidtron Delaware. During the years ended December 31, 2000, 2001 and 2002, Mr. Creel did not earn or accrue any compensation.

     Peter Dermutz, Executive Vice President. On January 1, 2003, as amended on
     ---------------------------------------
April 11, 2003, Rapidtron Delaware entered into an employment agreement with Peter Dermutz for a term commencing January 1, 2003 and expiring December 31, 2004. The agreement provides for the payment of a base salary of $150,000 per year.

     The agreement provides for the following additional compensation:

     - Mr. Dermutz will be entitled to earn incentive compensation during the term of the agreement, in an amount based on a unanimous consent of our board of directors and in accordance with an approved bonus plan. No bonus plan has been approved to date;

     - Mr. Dermutz shall be entitled to participate in all retirement plans, profit sharing, stock option plans, stock appreciation rights, and other such employee benefits, provided by Rapidtron Delaware or us, to employees similarly situated;

     - Under his employment agreement, Mr. Dermutz shall be eligible to receive stock options for shares of our restricted common stock based upon the plan to be vested over a three (3) year period beginning on the effective date of the agreement and to expire not less than five
          (5) years after termination of the agreement; and

     - Mr. Dermutz shall be reimbursed for all business-related expenses and costs actually incurred in the performance of his duties under the plan.

     Other material terms of Mr. Dermutz's agreement are:

     - If Mr. Dermutz is terminated due to a permanent disability, Rapidtron Delaware shall continue to pay him (a) his base salary for 12 months following the date of termination, (b) insurance benefits set forth in the agreement for 12 months following the date of termination, and (c) a prorated incentive bonus through the date of termination;

     - Either party may terminate the agreement immediately with or without cause;

     - Should Mr. Dermutz resign with cause, or if Rapidtron Delaware terminates Mr. Dermutz without cause,

          * Rapidtron Delaware shall immediately pay to Dermutz all accrued and unpaid compensation as of the date of such termination;

          * Rapidtron Delaware shall continue to pay the base salary through the period 12 months following the date of termination;

          * at the time of termination, Rapidtron Delaware shall pay the incentive bonus for the calendar year of termination as if Mr. Dermutz had continued to perform for the remainder of said calendar year at the average rate of increase in profits over the prior term of the agreement.

     The agreement contains covenants by Mr. Dermutz not to compete with Rapidtron Delaware during the term of the agreement and for a one-year period following the termination or expiration of the agreement.

     Chris Perkins, Vice President Resort Sales. On December 1, 2003, we entered
     ------------------------------------------
into an employment agreement with Chris Perkins for a term commencing December 1, 2003 and expiring November 30, 2006. The agreement provides for the payment of a base salary of $115,000 per year.

     The agreement provides for the following additional compensation:

     - Mr. Perkins will be entitled to earn an incentive cash bonus (up to $100,000) of 2% of net sales to the resort industry during the first year of the agreement and, thereafter, in an amount based on a unanimous consent of our board of directors and in accordance with an approved bonus plan;

     - Mr. Perkins shall be entitled to participate in all retirement plans, profit sharing, stock option plans, stock appreciation rights, and other such employee benefits, provided by Rapidtron Delaware or us, to employees similarly situated;

     - Upon execution of the agreement, we agreed to grant Mr. Perkins stock options for 10,000 shares of our restricted common stock under our stock option plan, vesting immediately upon grant with an exercise price equal to $1.25 per share, and expiring five (5) years after termination of the agreement; thereafter, Perkins shall be entitled to receive stock options under our stock option plan; and

     - Perkins shall be reimbursed for all business-related expenses and costs actually incurred in the performance of his duties under the agreement.

     Other material terms of Mr. Perkins's agreement are:

     - If Mr. Perkins is terminated due to a permanent disability, Rapidtron Delaware shall continue to pay him a prorated incentive bonus through the date of termination;

     - Either party may terminate the agreement immediately with or without cause;

     - Should Mr. Perkins resign with cause, or if Rapidtron Delaware terminates Mr. Perkins without cause,

          * Rapidtron Delaware shall immediately pay to Mr. Perkins all accrued and unpaid compensation as of the date of such termination;

          * Rapidtron Delaware shall continue to pay the base salary through the lesser of six months following the date of termination or the end of the term of the agreement;

          * at the time of termination, Rapidtron Delaware shall pay the incentive bonus for the calendar year of termination as if Mr. Perkins had continued to perform for the end of the earlier of six months or the end of the agreement term.

     The agreement contains covenants by Mr. Perkins not to compete with Rapidtron Delaware during the term of the agreement and for a one-year period following the termination or expiration of the agreement.

     As used in the employment agreements, the term "change of control" means the removal from the current level of management as the result of any of the following: (i) the acquisition of 50% or more of our common stock, (ii) a change in the majority of our board of directors, (iii) any reorganization, merger, or consolidation with Rapidtron Delaware or us that results in either (i) or (ii) above, (iv) sale of all or substantially all of the assets of Rapidtron Delaware, (v) liquidation of Rapidtron Delaware, or (vi) dissolution of Rapidtron Delaware.

     Steve Meineke, Director. Effective as of March 1, 2004, Steve Meineke and
     -----------------------
our company agreed to terminate Mr. Meineke's service as General manager, Secretary and Treasurer and to continue Mr. Meineke's service as a director, pursuant to a Director Service and Indemnification Agreement, dated as of February 27, 2004. The agreement provides that Mr. Meineke may retain the unvested option to purchase 225,000 shares of common stock with an exercise price of $1.00 per share, which options shall vest on January 1, 2005, provided Mr. Meineke continues to serve as our director through January 1, 2005. In addition, we have agreed to reimburse Mr. Meineke for reasonable expenses incurred in connection with his service as director, and we have agreed to indemnify and defend Mr. Meineke against claims arising as a result of his services as director.

     To the extent that indemnification for liabilities arising under the Securities Act of 1933 may be permitted for our directors, officers and controlling persons, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

                       REPORT ON REPRICING OF OPTIONS/SARS

     We did not reprice any options or SARs outstanding during the fiscal year ended December 31, 2003.

  ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     We currently do not have a compensation committee. Our board of directors is responsible for the establishment and revision of our compensation policy, the review of the compensation (including stock options) of our senior management and its subsidiaries and to make decisions related to adjustments to such compensation.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The primary objectives of our executive compensation program are to enable us to attract, motivate and retain outstanding individuals and to align their success with that of our shareholders through the achievement of strategic corporate objectives and creation of shareholder value. The level of compensation paid to an individual is based on the individual's overall experience, responsibility and performance. Our executive compensation program consists of a base salary, performance bonuses and stock options.

     We assumed the employment agreements of John Creel, our President and a director, Steve Meineke, our Treasurer and a director, and Peter Dermutz, an Executive Vice President, when we acquired Rapidtron Delaware. Our board of directors approved the assumption of the employment agreements in connection with the acquisition.

           BENEFICIAL INTEREST OF DIRECTORS, NAMED EXECUTIVE OFFICERS
                               AND CONTROL PERSONS

     The following table sets forth, as of the date hereof, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of our officers, directors and each person known to us to be the beneficial owner of more than five percent (5%) of our Common Stock:

------------------------------------------------------------------------------------------------------
                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL
NAME                                     ADDRESS                  OWNERSHIP       PERCENT OF CLASS (1)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                            5% or greater shareholders
------------------------------------------------------------------------------------------------------
                              Walkers Chambers
                              P.O. Box 92
Ceres Financial Limited       Mill Mall                            1,410,992 (2)                 6.67%
                              Road Town, Tortola
                              British Virgin Islands
------------------------------------------------------------------------------------------------------
                              Suite 4, Temple Building
A Mari Usque Ad Mare Ltd.     Prince William & Main Street         1,800,000 (3)                 8.67%
                              Charleston
                              Federation of St. Kits, Nevis
------------------------------------------------------------------------------------------------------
                                        Directors and Named Executive Officers
------------------------------------------------------------------------------------------------------
John Creel,
President, Chief Executive    3151 Airway Avenue, Building Q
Officer and Director          Costa Mesa, CA 92626                 7,416,090 (4)                36.19%
------------------------------------------------------------------------------------------------------
Peter Dermutz,
Executive Vice President,     3151 Airway Avenue, Building Q
Acting Secretary & Treasurer  Costa Mesa, CA 92626                 2,143,394 (5)                10.57%
------------------------------------------------------------------------------------------------------
Steve Meineke,                3151 Airway Avenue, Building Q
Director                      Costa Mesa, CA 92626                   255,603 (6)                 1.25%
======================================================================================================
All Officers & Directors
as a Group                                                            9,815,087                 47.37%
------------------------------------------------------------------------------------------------------

     (1) Based on 20,269,514 shares issued and outstanding as of March 25, 2004, plus, for each person, the number of shares of common stock such person has the right to acquire during the next 60 days.

     (2) We entered into a unit purchase agreement dated November 12, 2003, as amended, under which Ceres Financial Limited ("Ceres") acquired 500,000 units, each unit consisting of one share of common stock and one warrant exercisable to acquire one additional share. On or about February 27, 2004, Ceres exercised some of the warrants to acquire 320,000 shares of common stock. The table includes 1,230,992 shares of common stock and 180,000 shares acquirable upon the exercise of warrants.

     (3) We entered into a unit purchase agreement dated November 12, 2003, as amended, under which A Mari Usque Ad Mare Ltd. acquired 900,000 units, each unit consisting of one share of common stock and one warrant exercisable to acquire one additional share. The table includes 900,000 shares of common stock and 900,000 shares acquirable upon the exercise of warrants.

          (4) Includes 7,416,090 shares owned by Mr. Creel, of which 7,019,498 shares are held in escrow under an escrow and contribution agreement and 225,000 shares are acquirable upon exercise of options that are fully vested as of January 1, 2004. Pursuant to the escrow and contribution agreement, Mr. Creel is required to contribute his pro rata share of such escrowed shares to our company if the company breaches certain representations and warranties or issues stock or stock options in excess of certain limits.

     (5) Includes 2,104,894 shares owned by Mr. Dermutz which are held in escrow under an escrow and contribution agreement. Pursuant to the escrow and contribution agreement, Mr. Dermutz is required to contribute his pro rata share of such escrowed shares to our company if the company breaches certain representations and warranties or issues stock or stock options in excess of certain limits.

     (6) Includes 30,603 shares owned by Mr. Meineke and 225,000 shares which are acquirable upon exercise of options that are fully vested as of January 1, 2004.

                                CHANGE IN CONTROL

     On May 8, 2003, we completed a reverse merger under an Agreement and Plan of Merger with Rapidtron, Delaware, in a tax-free share exchange under section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. Immediately prior to the merger, we had 20,000,000 common shares authorized and 19,993,752 shares of common stock issued and outstanding. In connection with the merger, we exchanged 9,600,000 shares of our common stock for all of the 10,052,000 issued and outstanding shares of common stock of Rapidtron Delaware on a 0.955 to 1 basis. Concurrent with the closing of the merger, 13,943,750 shares of our common stock were canceled. As a result, immediately after the merger, we had 15,650,002 shares of common stock issued and outstanding. In addition, we issued 400,000 shares of common stock to two finders associated with Rapidtron Delaware and the merger.

     The following directors, executive officers or more-than-five-percent shareholders were former shareholders of Rapidtron Delaware and received shares of our common stock in connection with our acquisition of Rapidtron Delaware as set forth below:

DIRECTORS AND EXECUTIVE  SHARES ISSUED IN CONNECTION WITH

       OFFICERS              THE ACQUISITION         PERCENTAGE OWNERSHIP

John Creel                         7,019,498                37.01%

Steve Meineke                              0                10.82%

Peter Dermutz                      2,104,894                 1.28%


     Immediately after the merger, John Veltheer resigned as the sole officer and director of our company. The following officers and directors of Rapidtron Delaware were appointed to the same positions in our corporation:

     -    John Creel, Chief Executive Officer, President and a director,

     - Steve Meineke, General Manager, Treasurer, Secretary and a director, and

     -    Peter Dermutz, Executive Vice President.

     We assumed the employment agreements of John Creel, Steve Meineke, and Peter Dermutz in connection with the acquisition.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Prior to our merger with Rapidtron Delaware, Rapidtron Delaware received advances from certain employee-shareholders and related entities, and made advances to certain employee-shareholders and related entities, which were evidenced by the following promissory notes:

     - Promissory Notes payable to John Creel in the aggregate amount of $338,500, as follows:
          - $12,500 on October 1, 2000,
          - $150,000 on April 25, 2001,(1)
          - $150,000 on April 25, 2002,(2)and

---------------------------
(1)  $150,000 owed to Equus Marketing & Design, an affiliate of John Creel.
(2)  $150,000 owed to John Creel and Steve Meineke, jointly.

          - $26,000 on August 2, 2001

     - Promissory Notes payable to Steve Meineke in the aggregate amount of $165,000 as follows:
          - $150,000 on April 25, 2002,(3)and
          - $15,000 on October 3, 2002.

     - Promissory Note from Peter Dermutz payable to Rapidtron, dated December 28, 2001, in the principal amount of $170,000, as amended on December 28, 2002.

     Subsequent to our merger with Rapidtron Delaware, we received an advance from John Creel, which was evidenced by Promissory Note dated May 27, 2003, in the principal amount of $5,000.

     On December 31, 2003, debt and payables in the amount of $348,334 was converted into shares of our common stock at $1.00 per share, including 69,342 shares to John Creel ($65,000 related to accrued salaries and $4,342 related to notes); 102,250 shares to Equus Marketing & Design, Inc., 30,603 shares to Steve Meineke (related to accrued salaries), 38,500 shares to Peter Dermutz (related to accrued salaries) and 23,250 shares to Larry Williams (an employee of Rapidtron) for accrued salary.

     Steve Meineke and John Creel are controlling shareholders of Equus Marketing and Design, Inc. (Equus). Equus has paid operating expenses on behalf of Rapidtron Delaware supporting short-term working capital requirements. Additionally, Equus has assessed Rapidtron Delaware marketing fees for services provided by Equus personnel on Rapidtron Delaware's behalf. Equus buys media, printing, trade show space and media, provides creative design, copy and production of fitness and resorts advertising, catalogs, mailers, presentation materials, press kits and web site. In addition, Rapidtron Delaware and Equus rely on shared personnel for reception, bookkeeping, purchasing, production, logistics and other administrative support. The total outstanding balance due to Equus at December 31, 2003 was approximately $87,000. The total amount of operating expenses and marketing fees that Equus invoiced Rapidtron for the year ended December 31, 2003 approximated $484,000, for the twelve months ended December 31, 2002 was $373,000, and for the twelve months ended December 31, 2001 was $189,000.

     In connection with our private placement of units on November 12, 2003, Steve Meineke,(4) John Creel and Peter Dermutz made certain representations and warranties to the investors related to our forecasted performance and agreed that such representations were a material inducement to the investment in the units. In connection with such forecasts, Steve Meineke, John Creel and Peter Dermutz, as principal shareholders, each agreed to enter into an Escrow and Contribution Agreement under which they agreed to place their common shares into escrow and to contribute their pro rata share of such escrowed shares to us in the event of a breach of such representations and warranties or the issuance of stock or stock options in excess of certain limits. John Creel placed 7,019,498 shares into escrow and Peter Dermutz placed 2,104,894 shares into escrow. Under the terms of the Escrow and Contribution Agreement, these two Stockholders agreed to contribute to us one share of common stock for (i) each $1.00 Rapidtron's gross revenue for the 15 month period beginning October 1, 2003 and ending December 31, 2004 falls below the stockholders' gross revenue forecast of $10,880,000 for such 15 month period, and (ii) each share of common stock issued and each option (or other securities exercisable to acquire a share of common stock) granted by Rapidtron after November 12, 2003, under all compensatory or other arrangements in excess of 400,000 shares in the aggregate and (iii) each share of common stock issued and each option (or other securities exercisable to acquire a share of common stock) granted by Rapidtron which fails to satisfy certain criteria, including a minimum share price of $1.25 per share and certain vesting requirements in connection with option grants.

Independent Public Accountants

     Effective on or about June 10, 2003, we terminated the services of our principal independent auditor, Beckstead & Watts, LLP, 3340 Wynn Road, Suite #C, Las Vegas, NV 89102, telephone number (702) 528-1984 (the "Former Accountant").

     No adverse opinion or disclaimer of opinion was issued during the past two years by the Former Accountant, and no opinion of the Former Accountant was qualified or modified as to uncertainty, audit scope or accounting principles.

---------------------------
(3) $150,000 owed to John Creel and Steve Meineke, jointly.
(4) Steve Meineke did not own common stock at the time of the signing of the agreement and therefore he has no obligation under the agreement to deliver any of his stock into escrow or to contribute any of it to our company.

     The change in auditors was recommended by our Board of Directors.

     During the two most recent fiscal years and the interim period preceding such dismissal, we are not aware of any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Accountant, would have caused it to make references to the subject matter of the disagreement(s) in their audit report.

     We are not aware of any reportable events (as defined in Item 304 (a) (1)
(iv)(B) of Regulation S-B) that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of the Former Accountant.

     We engaged a new independent accountant effective on or about June 10, 2003, to audit both our financial records and that of our subsidiary, Rapidtron, Inc., a Delaware corporation. Our new accountant is Squar, Milner, Reehl & Williamson, LLP (the "New Accountant"), 4100 Newport Place, Suite 300, Newport Beach, California 92660, telephone number 949-222-2999, fax 949-222-2989. During the two most recent fiscal years and the interim period preceding the appointment of the New Accountant, we have not consulted the New Accountant regarding either:

     - The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that we considered an important factor in reaching a decision as to the accounting or financial reporting issue; or

     - Any matter that was either the subject of a disagreement or a reportable event (as defined in Regulation S-B, Item
          304(a)(1)(iv)(B)).

     A representative from Squar, Milner, Reehl & Williamson, LLP is expected to be present at the annual meeting and will have an opportunity to make a statement to the stockholders present, if he or she desires to do so. We expect such representative to be available to respond to appropriate questions raised at the meeting.

                                   AUDIT FEES

     We were billed $27,580 for the fiscal year ended December 31, 2002, and $39,538 for the fiscal year ended December 31, 2003, for professional services rendered by the principal accountant for the audit of the our annual financial statements, the review of our quarterly financial statements, and other services performed in connection with our statutory and regulatory filings. These services also included review of the quarterly financial statements of the Company's acquiree.

                               AUDIT RELATED FEES

     We were billed $0 for the fiscal year ended December 31, 2002, and $39,326 for the fiscal year ended December 31, 2003, for assurance and related services rendered by the principal accountant related to the audit or review of the our financial statements, not included in the foregoing paragraph.


                                    TAX FEES

     We were billed $3,200 for the fiscal year ended December 31, 2002, and $5,500 for the fiscal year ended December 31, 2003, for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

                                 ALL OTHER FEES

     There were no other professional services rendered by our principal accountant during the last two fiscal years that were not included in the three categories above.

     We have no audit committee pre-approval policies and procedures related to the engagement of our independent auditor. All of the services provided by our principal accountant were approved by our audit committee. No more than 50% of the hours expended on our audit for the last fiscal year were attributed to work performed by persons other than full-time employees of our principal accountant.

                                 PROPOSAL NO. 2
                                 --------------
                           APPROVAL OF 2003 STOCK PLAN

                                 2003 STOCK PLAN

     Below is a summary of the 2003 Stock Plan which is being submitted to the stockholders for approval by Proposal 2. A complete copy of the plan is included as Appendix "A" to this solicitation.
            ------------

     The purpose of the 2003 Stock Plan is to advance the interests of our company, by strengthening the ability of our company to attract, retain and motivate key employees, consultants and other individual contributors or any present or future parent or subsidiary of our company by providing them with an opportunity to purchase stock of our company and thereby permitting them to share in our company's success. It is intended that this purpose will be effected by granting (i) incentive stock options, which are intended to qualify under the provisions of Section 422 of the Internal Revenue Code, (ii) non-statutory stock options, which are not intended to meet the requirements of
Section 422 of the Internal Revenue Code and which are intended to be taxed upon exercise, (iii) stock purchase authorizations, (iv) stock bonus awards and (v) other awards of common stock, all having such terms and conditions as our directors may determine.

     A maximum of 12,000,000 shares of common stock may be issued pursuant to the plan (including all options to purchase common stock). The issuance of any stock, options or other awards under the plan shall be evidenced by an agreement between the employee, director or consultant and our company. The terms of the agreement may be determined by the directors. The directors have discretion to determine how such 12,000,000 shares shall be issued, as stock options, awards, bonuses and/ or other authorizations, and to whom such shares shall be issued, to employees, directors and/ or consultants. The directors have the discretion to determine the exercise or purchase price of any options or warrants issued pursuant to the plan; with the following limitations:

     (i) if applicable, the purchase price per share payable upon the exercise of each Incentive Option shall not be less than one hundred percent (100%) of the fair market value per share on the day the Incentive Option is granted; and

     (ii) the purchase price per share payable upon the exercise of each Nonqualified Option shall be not less than eight-five percent (85%) of the fair market value per share on the date of grant or award.

     The directors have discretion to determine the term of each option; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or five (5) years in the case of Incentive Options. All options are non-transferable, unless otherwise provided by the directors.

     The directors may by written action at any time terminate the 2003 Stock Plan or make such changes in or additions to the plan as they deem advisable without further action on the part of our stockholders, provided that:

     (a) no such termination or amendment shall adversely affect or impair any then outstanding Award or related agreement without the consent of the Participant holding such Award or related agreement; and

     (b) if the Plan itself shall have been approved by our stockholders, no such amendment which, pursuant to (i) the Internal Revenue Code or (ii) the Securities and Exchange Act of 1934, or the regulations thereunder, (iii) any rules and regulations of any stock exchange or consolidated stock price reporting system on which prices for our common stock are quoted at any time or
(iv) any other applicable federal, state or foreign laws, rules and regulations requiring action by the stockholders, requires action by the stockholder may be made without obtaining, or being conditioned upon, stockholder approval.

     With the consent of the plan participant affected, our directors may amend outstanding individual awards or related agreements in a manner not inconsistent with the plan. Our directors shall have the right to amend or modify the terms and provisions of the plan and of any outstanding options granted under the plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Internal Revenue Code.

                                       NEW PLAN BENEFITS

                                        2003 Stock Plan
                                      ____________________


Name and Position                                           Dollar Value ($)   Number of Units
----------------------------------------------------------  -----------------  ----------------
John Creel, President & CEO                                 $      189,000(1)        450,000(2)
Peter Dermutz, Executive Vice President, Acting Corporate
Secretary & Treasurer                                                     (3)               (3)
Chris Perkins, Vice President of Resort Sales               $            0(4)        110,000
Mark Adair, Consultant                                      $       92,500(5)        250,000
Steve Meineke, Director                                     $      189,000(6)        450,000(2)
All Current Executive Officers as a Group (3 persons)                     (3)               (3)
All Employees not Executive Officers                                      (3)               (3)
All Non-executive Directors                                               (3)               (3)

(1) Dollar value based upon closing trading price of our common stock of $1.42 per share, as quoted on the OTCBB as of September 16, 2003, the date the Amended and Restated 2003 Stock Plan Agreement with John Creel was made effective, and the exercise price of $1.00.
(2) Number of units includes only those units issued pursuant to the Amended and Restated 2003 Stock Plan Agreements already approved by the directors and submitted for approval by the stockholders and does not include any additional awards that may be made to such individuals in the future under the plan.
(3)  Not determinable.
(4) Dollar value based upon closing trading price of our common stock of $1.22 per share, as quoted on the OTCBB as of December 1, 2003, the date the Employment Agreement with Chris Perkins was made effective, and the exercise price of $1.25. Only 10,000 of the options have been earned by Mr. Perkins as of the date of this solicitation. The remaining 100,000 options have been reserved for Mr. Perkins pursuant to his employment agreement.
(5) Dollar value based upon the closing trading price of our common stock of $1.62 per share, as quoted on the OTCBB as of January 1, 2004, the date the Consulting Agreement with Mark Adair was made effective, and the exercise price of $1.25.
(6) Dollar value based upon closing trading price of our common stock of $1.42 per share, as quoted on the OTCBB as of September 16, 2003, the date the Amended and Restated 2003 Stock Plan Agreement with Steve Meineke was made effective, and the exercise price of $1.00.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     You are being asked to approve the 2003 Stock Plan, and the two awards, as amended, made under the plan to our President and Chief Executive Officer, John Creel, and to our Director, Steve Meineke.

     We adopted a 2003 Stock Plan (referred to as our "plan") during the year ended December 31, 2003. The plan permits the company to issue up to 12 million shares of our common stock to employees and consultants, in the form of options or stock awards. The plan is subject to stockholder approval at the annual meeting. Our officers, directors, employees and consultants are expected to participate in the plan.

     John Creel was granted stock options under the plan to purchase 450,000 shares of our common stock with an exercise price of $1.00 per share, one-half vesting on January 1, 2004, and one-half vesting on January 1, 2005; provided, however, such options shall vest immediately upon a "change in control" if, as a result of such change in control, Mr. Creel is removed without cause from his position as officer or director.

     Steve Meineke was granted stock options under the plan to purchase 450,000 shares of our restricted common stock with an exercise price of $1.00 per share, one-half vesting on January 1, 2004, and one-half vesting on January 1, 2005.
If Mr. Meineke is not re-elected to the Board of Directors, 225,000 of the foregoing options will not vest and will terminate.

     At the time the award was made, Steve Meineke was serving as our General Manager, Corporate Secretary and Treasurer. As of March 1, 2004, Mr. Meineke no longer serves as an officer of our company but continues to serve as a director of our company. Under his new agreement with us, he is entitled to keep the 225,000 unvested options, which will vest if he continues to serve as our director until January 1, 2005. He has been nominated for re-election by our Board of Directors.

     Please see page 6 above for more information regarding the interests of our directors and named executive officers in our plan and plan awards.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, to approve the 2003 Stock Plan. If the 2003 Stock Plan is not approved, then an alternative plan will be adopted by the directors and re-submitted to the stockholders for approval.

                                 TAX INFORMATION

     The following is a summary of certain federal income tax consequences of the receipt and exercise of an award or stock option under our 2003 Stock Plan. The following summary is based on the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences under foreign, state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described therein. The exact federal income tax treatment of transactions under the 2003 Stock Plan will vary depending upon the specific facts and circumstances involved.

     Statutory Stock Options. Except as discussed below, a recipient of a "statutory" stock option (often referred to as an "incentive stock option") generally will not pay tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is our employee or within three moths following termination of the recipient's employment (or one year, if termination was due to a permanent and total disability).

     If the recipient of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date we transfer those shares to the recipient or two years after the date we grant the incentive stock option to the recipient, then:

     (a) if the recipient's sales price exceeds the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the incentive stock option; or

     (b) if the recipient's sales price is less than the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the purchase price paid of the shares upon exercise of the incentive stock option over the sales price of the shares.

     If the recipient sells shares acquired upon exercise of an incentive stock option at any time after the recipient has held the shares for at least one year after the date we transfer the shares to the recipient following exercise, and at least two years after the date we grant the recipient the incentive stock option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares upon exercise of the incentive stock option.

     The amount by which the fair market value of shares the recipient acquires upon exercise of an incentive stock option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the incentive stock option, will be included as a positive adjustment in the calculation of the recipient's "alternative minimum taxable income" in the year of exercise. The "alternative minimum tax" will generally equal the amount by which 26% or 28% (depending upon the amount of the recipient's alternative minimum taxable income) of the recipient's alternative minimum taxable income (reduced by certain exemption amounts) exceeds the recipient's regular income tax liability for the year. Before exercising an incentive stock option, a recipient should determine whether and to what extent exercise of an incentive stock option will result in alternative minimum tax in the year of exercise.

     If the recipient sells the shares and such sale results in the recognition of ordinary income, we will be entitled to a deduction equal to the amount of such ordinary income. If the recipient recognizes capital gain upon the sale of such shares, we will not be entitled to any deduction.

     Non-statutory Stock Options. Our grant of a non-statutory stock option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a non-statutory stock option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the non-statutory stock option. We generally will be entitled to deduct as a compensation expense the amount of such ordinary income. The recipient's subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the recipient's holding period after exercise. The recipient is advised to consult a tax advisor about the possibility of making an election under Section 83(b) or the Internal Revenue Code upon exercise of a non-statutory stock option.

     Other Awards. In addition to the types of awards described above, the 2003 Stock Plan authorizes certain other awards that may include payments in cash, our common stock, or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash or common stock will recognize ordinary income, and we will be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash or common stock payment.

     Withholder. In the event that an optionee or other recipient of an award under the 2003 Stock Plan is our employee, we ordinarily will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the plan.

     Special Rules Applicable to "Insiders." If a recipient of an award is an "insider" (a director, officer of other individual subject to Section 16 of the Exchange Act), the recipient may be required to defer determination of the amount of income and the timing of income recognition in connection with an award under the plan, and the beginning of the holding period for any shares the recipient receives, until the expiration of any period during which the recipient would be restricted from disposing of any shares the recipient received. The recipient will not be required to defer these determinations if the recipient makes a valid election under Section 83(b) of the Internal Revenue Code. If a recipient is an insider, the recipient is advised to consult a tax advisor to determine the tax consequences of exercising options granted to the recipient under the plan.

     Certain Additional Rules Applicable to Awards. The terms of awards granted under the 2003 Stock Plan may provide for accelerated vesting in connection with a change in control of our majority stockholders or a majority of our board of directors. In the event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards my constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and we will be denied any deduction with respect to such payment. Participants are advised to consult their tax advisors as to whether accelerated vesting or payment of an award in connection with a change in our control would give rise to an excess parachute payment.

     We generally are entitled to a deduction equal to the ordinary income recognized by a recipient in connection with an award. However, our deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to the Chief Executive Officer and the other four most highly compensated officers may be limited to $1 million per person annually. Depending on the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the 2003 Stock Plan may be included in the compensation subject to such deduction limitation.

     Special rules will apply in cases where a recipient pays the exercise price of the award or applicable withholding tax obligations under the 2003 Stock Plan by delivering any of our previously owned common stock or by reducing the number of shares of commons stock otherwise issuable pursuant to the award. Participants who contemplate talking any such action are advised to consult with their personal tax advisors regarding the tax consequences of such action.

                                 PROPOSAL NO. 3
                                 --------------
   APPROVAL OF AMENDED AND RESTATED 2003 STOCK PLAN AGREEMENT WITH JOHN CREEL

     We are submitting to you for approval the Amended and Restated 2003 Stock Plan Agreement with our President and Chief Executive Officer, John Creel. Shares represented by executed proxies will be voted, if authority to do so is not withheld, to approve the Amended and Restated 2003 Stock Plan Agreement with John Creel. If the Amended and Restated 2003 Stock Plan Agreement with John Creel is not approved, then an alternative agreement will be adopted by the directors, which may or may not be re-submitted to the stockholders for approval. A complete copy of the Amended and Restated 2003 Stock Plan Agreement with John Creel is included as Appendix "B" to this Solicitation.
                               ------------

     The agreement sets forth the terms of stock options granted to John Creel under the 2003 Stock Plan. Pursuant to the agreement, Mr. Creel received an option to purchase 225,000 shares of our common stock at a purchase price of $1.00 per share at any time through the date five (5) years following termination of his employment with our company.

     Mr. Creel received another option to purchase an additional 225,000 shares of our common stock at an exercise price of $1.00 per share, which option does not vest and cannot be exercised until January 1, 2005, through five (5) years
following termination of his employment with our company.   The unvested options
will immediately vest and become exercisable upon the death of Mr. Creel or a change in control in our company occurs. A change in control is defined as the removal of Mr. Creel from his current level of management as the result of any of the following: (i) the acquisition of 50% or more of the common stock of our company, (ii) a change in the majority of the directors of our company, (iii) any reorganization, merger, or consolidation with our company or its subsidiary that results in either (i) or (ii) above, (iv) sale of all or substantially all of the assets of our company, (v) liquidation of our company, or (vi) dissolution of our company.

     As of March 25, 2004, the closing trading price of our common stock was $1.60. If the 225,000 vested options were exercised by Mr. Creel on that date, he would pay $1.00 per share, for a total of $225,000, and sell them for a total of $360,000, for a net gain of $135,000. The options are intended to be non-statutory incentive stock options as that term is used for federal income tax purposes. For more information about the tax consequences of the agreement with Mr. Creel, please see the section titled, "Tax Information" beginning on page 17 above.

                                 PROPOSAL NO. 4
                                 --------------
        AMENDED AND RESTATED 2003 STOCK PLAN AGREEMENT WITH STEVE MEINEKE

     We are submitting to you for approval the Amended and Restated 2003 Stock Plan Agreement with one of our directors, Steve Meineke. Shares represented by executed proxies will be voted, if authority to do so is not withheld, to approve the Amended and Restated 2003 Stock Plan Agreement with Steve Meineke. If the Amended and Restated 2003 Stock Plan Agreement with Steve Meineke is not approved, then an alternative agreement will be adopted by the directors, which may or may not be re-submitted to the stockholders for approval. A complete copy of the Amended and Restated 2003 Stock Plan Agreement with Steve Meineke is included as Appendix "C" to this Solicitation.
            ------------

     At the time we entered into the agreement with Mr. Meineke, he was our Corporate Secretary, Treasurer and General Manager. The agreement sets forth the terms of stock options granted to Steve Meineke under the 2003 Stock Plan. Pursuant to the agreement, Mr. Meineke received an option to purchase 225,000 shares of our common stock at a purchase price of $1.00 per share at any time through the date five (5) years following termination of his employment with our company, which is March 1, 2009.

     Mr. Meineke received another option to purchase an additional 225,000 shares of our common stock at an exercise price of $1.00 per share, which option does not vest and cannot be exercised until January 1, 2005, through March 1,
2005.   If Mr. Meineke fails to serve as our director through December 31, 2004, then those options shall terminate.

     As of March 25, 2004, the closing trading price of our common stock was $1.60. If the 225,000 vested options were exercised by Mr. Meineke on that date, he would pay $1.00 per share, for a total of $225,000, and sell them for a total of

$360,000, for a net gain of $135,000. The options are intended to be non-statutory incentive stock options as that term is used for federal income tax purposes. For more information about the tax consequences of the agreement with Mr. Meineke, please see the section titled, "Tax Information" beginning on page 17 above.

                                OTHER INFORMATION

            REGISTRATION OF OPTIONS GRANTED UNDER THE 2003 STOCK PLAN

     As of the date of this solicitation, we have not registered the 2003 Stock Plan or the issuance of any of the options thereunder. We have relied upon an exemption from registration provided by Section 4(1) of the Securities Act of 1933. We intend to register on Form S-8 the sale of the common stock to the holder of the options under the plan prior to exercise thereof.

         DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING THE SAME ADDRESS

     With regard to the delivery of annual reports and proxy statements, under certain circumstances, the Securities and Exchange Commission permits a single set of documents to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. This procedure, known as "householding," reduces the amount of duplicate information received at a household and reduces mailing and printing costs. Even if householding is implemented, each stockholder will continue to receive a separate proxy card or, in the case of shares of stock held in a street name account, a separate voting instruction form.

     We have not implemented householding rules with respect to our record holders. However, banks, brokers, and other firms may have instituted householding and this may impact stockholders whose shares are registered in the name of the bank, broker, or other firm. If a stockholder received a householding notification from its broker, only one annual report and one proxy statement will be mailed to an address at which two or more stockholders reside unless the stockholder gave instructions to the contrary. If any stockholder residing at such an address wishes to receive a separate annual report or proxy statement, the stockholder should contact his, her, or its broker directly. A stockholder may also receive additional copies of our annual report and proxy statement by calling office at 949-798-0652.

                     AVAILABILITY OF ADDITIONAL INFORMATION

     Copies of our 2003 Annual Report (which includes our Annual Report on Form 10-K, filed with the Securities and Exchange Commission) have been distributed to stockholders. Additional copies and additional information is available upon request without charge by calling Investor Relations at phone, or by writing to Rapidtron, Inc., Corporate Secretary, 3151 Airway Avenue #Q, Costa Mesa, California 92626-4627.

                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     Stockholders who wish to have proposals for action at our 2004 annual meeting of stockholders considered for inclusion in next year's proxy statement and form of proxy must cause their proposals to be received in writing by us at our address set forth on the first page of this proxy statement no later than September 30, 2004. Any stockholder proposal should be addressed to our Corporate Secretary, and may be included in next year's proxy materials only if it complies with the rules and regulations promulgated by the Securities and Exchange Commission. In any event, for stockholder proposals to be considered at an annual meeting, a stockholder must have given timely notice of the proposal in writing to our Corporate Secretary. To be timely for the 2004 annual meeting, a notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices by September 15, 2004. Any notice must set forth each matter the stockholder proposes to bring before the annual meeting. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in our bylaws.

                                  OTHER MATTERS

     Our board of directors knows of no other mattes that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.


                                 RAPIDTRON, INC.
                                      PROXY

                This Proxy is Solicited by the Board of Directors

     The undersigned stockholder of Rapidtron, Inc. acknowledges receipt of the Notice of the Annual Meeting of Shareholders, to be held April 29, 2004, 10:00 a.m. local time, at the company's offices located at 3151 Airway Avenue #Q, Costa Mesa, California 92626-4627, and hereby appoints John Creel and Mark Adair, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of Shareholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

     (1)  To elect the following nominees as directors of the company:

          John Creel, Director, President and Chief executive Officer

               [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

          Steve Meineke, Director

               [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

     (2)  To approve the Rapidtron 2003 Stock Plan.

               [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

     (3) To approve the Amended and Restated 2003 Stock Plan Agreement with John Creel.

               [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

     (4) To approve the Amended and Restated 2003 Stock Plan Agreement with Steve Meineke.

               [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                    Dated this ____ day of__________, 2004.

                    _________________________________
                           (Signature)

     Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

     Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                    Return this Proxy to:
                    PACIFIC STOCK TRANSFER

                    500 E. Warm Springs Rd.
                    Suite 240
                    Las Vegas, NV  89119
                    Tel:  702-361-3033
                    Fax:  702-433-1979

Appendix "A"
------------

                                 RAPIDTRON, INC.

                                 2003 STOCK PLAN

     1.   PURPOSE;  DEFINITIONS.  The purpose of this RAPIDTRON, INC. 2003 Stock
          ---------------------
Plan (the "Plan") is to advance the interests of Rapidtron, Inc., a Nevada corporation (the "Company"), by (i) strengthening the ability of the Company to attract, retain and motivate key employees, consultants and other individual contributors of or to the Company or any present or future parent or subsidiary of the Company (the "Company Group") by providing them with an opportunity to purchase stock of the Company and thereby permitting them to share in the Company's success and (ii) further identifying such persons' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock. It is intended that this purpose will be effected by granting (i) incentive stock options ("Incentive Options"), which are intended to qualify under the provisions of Section 422 of the Code (as hereinafter defined), (ii) non-statutory stock options ("Nonqualified Options"), which are not intended to meet the requirements of Section 422 of the Code and which are intended to be taxed upon exercise under Section 83 of the Code, (iii) stock purchase authorizations ("Purchase Authorizations"), (iv) stock bonus awards ("Bonuses") and (v) other Awards based upon the Common Stock having such terms and conditions as the Board may determine. Both Incentive Options and Nonqualified Options shall be collectively referred to as "Options."

     Capitalized terms shall have the meaning set forth in Section 14 of this Plan.

     2.   EFFECTIVE  DATE.  This  Plan was adopted by the Board as September 16,
          ---------------
2003, which is also the Effective Date of the Plan. Notwithstanding the foregoing, no Incentive Options shall be granted under this Plan unless this Plan shall have been approved by the stockholders of the Company within twelve
(12)  months  before  or  after  the  Effective  Date.

     3.   STOCK COVERED BY THE PLAN.  The shares of the common stock, $0.001 par
          -------------------------
value of the Company (the "Common Stock"), for which Awards may be granted under the Plan shall be subject to the following:

     (a) The maximum number of shares of Common Stock that may be delivered to Participants under the Plan shall be 12 million shares of Common Stock

     (b) If any shares of Common Stock covered by an Award are not delivered to a Participant because the Award is forfeited or canceled, or the shares of Common Stock are not delivered because they are used to satisfy the applicable tax withholding obligation as permitted under Section 7(f) hereof, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

     (c) If the exercise price of any Option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

     (d) The number of shares of Common Stock available for Awards under the Plan is subject to adjustment as provided in Sections 9 and 10 below.

     (e) The shares underlying Awards under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

     4.   ADMINISTRATION.
          --------------

     (a)  The Plan will be administered by the Board.

     (b) To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

     (c) To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). The Plan may be administered by different Committees with respect to different groups of Participants. If and when the Common Stock is registered under the Exchange Act, then (x) to the extent that the Board determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code or otherwise meeting the requirements of Section 162(m) at such time and (y) to the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 of the Exchange Act, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

     (d) All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 4(b) to the extent that the Board's power or authority under the Plan has been delegated to such Committee or executive officer.

     (e) The Board shall have the authority, subject to the express provisions of the Plan, to construe the Plan and the respective Awards and related agreements; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms, conditions, performance criteria (if any), restrictions and provisions of the respective Awards and related agreements; to modify or amend any award (subject to Section 15(a) hereof), including to accelerate the vesting, waive forfeiture provisions and extend the post-termination exercisability periods of Awards; and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award or related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No member of the Board or any person acting pursuant to the authority delegated by the Board hereunder shall be liable for any action or determination relating to or under the Plan made in good faith. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

     5.   ELIGIBLE  RECIPIENTS.  Subject to the restrictions of Section 1 above,
          --------------------
Awards may be granted to such key employees, consultants or other individual contributors of or to the Company Group, including without limitation members of the Board and members of any advisory boards, as are selected by the Board (a "Participant"); provided, that only Employees of the Company Group shall be eligible for grants of Incentive Options.

     6.   DURATION  OF  THE PLAN.  This Plan shall terminate ten (10) years from
          ----------------------
the Effective Date hereof, unless terminated earlier pursuant to Section 15 below, and no Awards may be granted or made thereafter; provided, however, that
                                                         --------  -------
in the event of Plan termination, the Plan shall nonetheless remain in effect for all other purchases as long as any Awards under it are outstanding with respect to such Awards.

     7.   TERMS  AND CONDITIONS OF AWARDS.  Awards granted under this Plan shall
          -------------------------------
be evidenced by grant forms or agreements in such form and containing such terms and conditions as the Board shall determine; provided, however, that such grant forms or agreements shall evidence among their terms and conditions the following:

          (a)  PRICE.  The purchase price per Share payable upon the exercise or
               -----
purchase of each Award granted or made hereunder shall be determined by the Board at the time the Award is granted or made in accordance with the following:

               (i) Subject to Section 7(k)(i) below, if applicable, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the day the Incentive Option is granted.

               (ii) The purchase price per Share payable upon the exercise of each Nonqualified Option granted hereunder or upon the award of Shares pursuant to each Purchase Authorization made hereunder shall be not less than eight-five percent (85%) of the Fair Market Value per Share on the date of grant or award.

               (iii) Notwithstanding the foregoing, Nonqualified Options and Purchase Authorizations may be granted or awarded with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant or award pursuant to a merger or similar corporate transaction.

               (iv) No Share shall be issued for less than its par value, if any.

               (v) Bonuses shall be issued in consideration of Services previously rendered, which shall be valued for such purposes by the Board.

          (b)  NUMBER  OF  SHARES.  Each  agreement  shall specify the number of
               ------------------
Shares  to  which  it  pertains.

          (c)  TERM OF OPTION.  The term of each Option shall be the term stated
               --------------
in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or five (5) years in the case of Incentive Options to which Section 7(k) applies.

          (d)  EXERCISE OF OPTIONS.  Each Option shall be exercisable for the
               -------------------
full amount or for any part thereof and at such intervals or in such installments as the Board may determine at the time it grants such Option. An Option or Purchase Authorization shall be exercisable only by delivery of a written notice to the Company's Chief Executive Officer, or any other officer of the Company designated by the Board to accept such notices on its behalf, specifying the number of Shares for which such Award is exercised and accompanied by either (i) payment or (ii) if permitted by the Board, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with Section 7(e)(ii) below of the amount necessary to pay the
aggregate exercise  price.   With respect to an Incentive Option, the permission
of the Board referred to in clause (ii) of the preceding sentence must be granted at the time the Incentive Option is granted.

          (e)  PAYMENT.  Payment shall be made in full (i) at the time the
               -------
Option is exercised, or (ii) promptly after the Participant forwards the irrevocable instructions referred to in Section 7(d)(ii) above to the appropriate broker, if exercise of an Option is made pursuant to Section 7(d)(ii) above, or (iii) at the time the purchase pursuant to a Purchase Authorization is made. Payment shall be made:

               (i)  in  cash;

               (ii)  by  check;

               (iii) in the case of an Option, if permitted by the Board (with respect to an Incentive Option, such permission to have been granted at the time of the Incentive Option grant) and only when the Common Stock is registered under the Exchange Act, by actual delivery or deemed delivery and assignment to the Company of shares of Company stock which (1) have a Fair Market Value equal to the exercise or purchase price and (2) except to the extent otherwise permitted by the Board in any instance, have been owned by the Participant (or other person(s) exercising the Participant's rights under this Plan) for at least six months prior to the date of delivery or deemed delivery of such shares (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company and are acceptable to the Board;

               (iv) if permitted by the Board, stated in the Agreement evidencing the Option or Purchase Authorization, and to the extent permitted by applicable law, by the Participant's recourse promissory note, which note must be due and payable not more than five (5) years after the date the Option or Purchase Authorization is exercised;

               (v)  by a combination of one or more of the foregoing methods; or

               (vi) such other consideration and method of payment for the Shares approved by the Board, to the extent permitted by applicable laws (and, with respect to an Incentive Option, only if such approval was granted at the time of the Incentive Option grant).

     For purposes of this Section and Section 7(f) below, a deemed delivery of shares shall mean the offset by the Company of a number of shares subject to the Option or Purchase Authorization against an equal number of shares of the Company's stock owned by the Participant, which may be accomplished by attestation by the Participant as to such shares owned. If shares of Common Stock are to be used to pay the exercise price of an Incentive Option, the Company must be furnished with evidence satisfactory to it prior to such payment that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws.

     Notwithstanding any other provision of this Plan, if an Option would have a before-tax net value of at least $10,000 to the holder upon exercise, and if the agreement covering the Option includes such a feature, then the holder of the Option shall be deemed to have exercised the Option in full (to the extent not previously exercised) on the last day that such Option is exercisable. Such deemed exercise shall be subject to payment in full of the exercise price (and all applicable withholding taxes) by any of the methods permitted pursuant to this Section 7(e) and Section 7(f), but subject to the discretion of the Board to require payment in cash if it determines that payment by other methods is not in the best interests of the Company.

          (f)  WITHHOLDING  TAXES; DELIVERY OF SHARES.  The Company's obligation
               --------------------------------------
to deliver Shares upon exercise of an Option or upon purchase pursuant to a Purchase Authorization or issuance pursuant to a Bonus shall be subject to the Participant's satisfaction of all applicable income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of Options or purchased or issued pursuant to Purchase Authorizations (to the extent the Participant files an election under Section 83(b) of the Code) or which become vested pursuant to Purchase Authorizations (if no election under Section 83(b) is filed) or Bonuses. Payment of withholding taxes may be made (i) by cash, (ii) when the Common Stock is registered under the Exchange Act, through the surrender (by actual or deemed delivery) of shares of Common Stock which the Participant already owns and which, except to the extent otherwise permitted by the Board in any instance, have been owned by the Participant for at least six months prior to the date of delivery or deemed delivery of such Shares (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, or (iii) to the extent of the minimum applicable federal and state withholding rate only, through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan, subject to the discretion of the Board to require payment in cash if it determines that payment by other methods is not in the best interests of the Company.

          (g)  NON-TRANSFERABILITY.  Except  as  the Board may otherwise specify
               -------------------
in an Award (which it shall not do in any Incentive Option Award), no Option or Purchase Authorization shall be transferable by the Participant otherwise than by will or the laws of descent or distribution, and each Option or Purchase Authorization shall be exercisable during the Participant's lifetime only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

          (h)  TERMINATION  OF  OPTIONS  AND  PURCHASE  AUTHORIZATIONS.  Each
               -------------------------------------------------------
Purchase Authorization shall terminate and may no longer be exercised if the Participant ceases for any reason to provide Services. Except to the extent the Board provides specifically in an Option Grant agreement for a lesser period (or a greater period, in the case of Nonqualified Options only), each Option shall terminate and may no longer be exercised if the Participant ceases for any reason to render continuous Service, in accordance with the following provisions:

               (i) if the Participant ceases to render Service for any reason other than death or Disability, the Participant may, at any time within a period of thirty days (30) after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation;

               (ii) if the Participant ceases to render Service because of Disability (as determined by the Board), the Participant may, at any time within a period of one (1) year after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

               (iii) if the Participant ceases to render Service because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of one (1) year after the Participant's death by the person or persons to whom the Participant's rights under the Option pass by will or by the laws of descent or distribution;

provided, however, that no Option or Purchase Authorization may be exercised to any extent by anyone after the date of its expiration; and provided, further, that Options and Purchase Authorizations may be exercised at any time only as to Shares which at such time are available for acquisition pursuant to the terms of the applicable grant form or agreement.

     The Board shall have full power and authority to extend the period of time for which a Nonqualified Option is to remain exercisable following termination of Participant's Service from the periods set forth in subsection 7(h)(i), (ii) or (iii) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

          (i)  RIGHTS  AS  STOCKHOLDER.  A Participant shall have no rights as a
               -----------------------
stockholder with respect to any Shares covered by an Award until the date of issuance of a stock certificate in the Participant's name for such Shares. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of any Option or Purchase Authorization or promptly upon issuance of a Bonus.

          (j)  REPURCHASE  OF  SHARES  BY THE COMPANY.  Any Shares acquired upon
               --------------------------------------
exercise of an Option or pursuant to a Purchase Authorization or Bonus and any gain realized upon exercise of any Options may in the discretion of the Board be subject to repurchase by or forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the grant form or agreement pursuant to which the Shares were acquired or in any separate repurchase agreement attached to or required by such Award grant form or agreement. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legending provisions as may be set forth in the Award grant form or agreement pursuant to which the Shares were acquired.

          (k)  10%  STOCKHOLDER.  If any Participant to whom an Incentive Option
               ----------------
is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or subsidiaries, then the following special provisions shall be applicable:

               (i) The exercise price per Share subject to such Option shall not be less than 110% of the fair market value of each Share on the date of grant; and

               (ii) The Option shall not have a term in excess of five (5) years from the date of grant.

          (l)  CONFIDENTIALITY AGREEMENTS. Each Participant shall execute, prior
               --------------------------
to or contemporaneously with the grant of any Award hereunder, the Company's then standard form of agreement, if any, relating to nondisclosure of confidential information, assignment of inventions and related matters.

          (m)  RIGHT  TO  TERMINATE SERVICE. Nothing contained in the Plan or in
               ----------------------------
any Award granted hereunder shall restrict the right of any member of the Company Group to terminate the employment of any Participant or other Service by the Participant at any time and for any reason, with or without notice.

     8.   RESTRICTIONS  ON  INCENTIVE  OPTIONS.  Incentive Options granted under
          -------------------------------------
this Plan shall be specifically designated as such and shall be subject to the additional restriction that the aggregate fair market value, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. If an Incentive Option which exceeds the $100,000 limitation of this
Section 8 is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Section 422(d) of the Code. In the event that such Participant is eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of shares for which options may be granted under all such plans.

     The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) intended to be an Incentive Option is not an Incentive Option.

     9.   DISSOLUTION OR LIQUIDATION. Prior to any dissolution or liquidation of
          ---------------------------
the Company (an "Event"), the Board may decide to terminate each outstanding Option and Purchase Authorization. If the Board so decides, each Option and Purchase Authorization shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding Options and Purchase Authorizations a reasonable time prior to the Event, giving each person affected thereby not less than fourteen days written notice of the date of suspension, prior to which date such person may purchase in whole or in part the Shares otherwise available to him as of the date of purchase. For purposes of this section, the Shares available to any person as of the date of purchase shall include all Shares issuable under any accelerated Awards of such person pursuant to Section 11 below. In addition, the Board may provide for a Participant to have the right to exercise his or her Option or Purchase Authorization as to all the Shares covered thereby, including Shares as to which the Option or Purchase Authorization would not otherwise be exercisable. The Board may specify the effect of a liquidation or dissolution on any Purchase Authorization or other Award granted under the Plan at the time of the grant of such Award. If the Event is not consummated, the suspension shall be removed and all Awards shall continue in full force and effect, subject to their terms.

     10.  ADJUSTMENT  IN  SHARES.  Appropriate  adjustment  shall be made by the
          -----------------------
Board in the maximum number of Shares subject to the Plan, each per Participant share limit specified in Section 3(d) hereof and in the number, kind, and exercise price of Shares covered by outstanding Awards granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Effective Date of the Plan. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Award under the Plan and the number and kind of Shares then subject to Awards granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder. The Board's determination in any specific situation shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

     11.  ACQUISITION EVENTS.
          ------------------

          (a) An "Acquisition Event" shall mean: (x) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction); or (z) any other acquisition of the business of the Company, as determined by the Board.

          (b) Unless otherwise expressly provided in the applicable Award, upon the occurrence of an Acquisition Event, the Board or the board of directors of any entity assuming the obligations of the Company hereunder (as used in this Section 11, also the "Board") shall, as to outstanding Options and Purchase Authorizations, either (i) make appropriate provision for the continuation of such Options and Purchase Authorizations by substituting on an equitable basis for the shares then subject to such Options or Purchase Authorizations either
(a)  the
consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition Event, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Board deems appropriate, the fair market value of which shall not materially differ from the fair market value of the shares of Common Stock subject to such Options and Purchase Authorizations immediately preceding the Acquisition Event; or (ii) upon written notice to the Participants, provide that all Options and Purchase Authorizations must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition Event, within a specified number of days of the date of such notice, at the end of which period the Options and Purchase Authorizations shall terminate; or (iii) terminate all Options and Purchase Authorizations in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to such Options and Purchase Authorizations (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

          (c) Upon the occurrence of any Acquisition Event, the repurchase and other rights of the Company under each outstanding Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Award.

          (d) The Board shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

     12.  INVESTMENT  REPRESENTATIONS;  TRANSFER  RESTRICTIONS.  The Company may
          ----------------------------------------------------
require Participants, as a condition of acquiring Shares pursuant to Awards hereunder, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares for the Participant's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate (including without limitation confirmation that the Participant is aware of any applicable restrictions on transfer of the Shares, as specified in the by-laws of the Company or otherwise) in order to comply with federal and applicable state securities laws.

     13.  LOCK-UP  AGREEMENT.  The  Employee  agrees that the Employee will not,
          ------------------
for such period following the effective date of the Company's initial distribution of securities in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission as the managing underwriter of such offering shall reasonably request, but in any event not to exceed 180 days, directly or indirectly, sell, offer to sell or otherwise dispose of the Company's securities other than any securities which are included in such initial public offering.

     14.  DEFINITIONS.
          -----------

          (a)  "ACQUISITION EVENT" has the meaning set forth in Section 11
                -----------------
               above.

          (b)  "AWARD"  means  any  award  or  benefit  granted  under the Plan,
                -----
               including, without limitation, the grant of Incentive Options, Nonqualified Options, Purchase Authorizations and Bonuses.

          (c)  "BOARD" means the Board of Directors of the Company.
                -----

          (d)  "BONUS" has the meaning set forth in Section 1 above.
                ------

          (e)  "CODE" means the Internal Revenue Code of 1986, as heretofore and
                ----
               hereafter amended, and the regulations promulgated thereunder.

          (f)  "COMMITTEE" has the meaning set forth in Section 4 above.
                ---------

          (g)  "COMMON STOCK" has the meaning set forth in Section 3 above.
                ------------

          (h)  "COMPANY"  and "COMPANY GROUP" have  the  meanings  set  forth in
                -------        -------------
               Section 1 above.

          (i)  "DISABILITY" has the meaning set forth in Section 22(e)(3) of the
                ----------
               Code.

          (j)  "EFFECTIVE DATE" has the meaning set forth in Section 2 above.
                --------------

          (k)  "EMPLOYEE"  has  the  meaning set forth in Section 3401(c) of the
                --------
               Code.

          (l)  "EVENT" has the meaning set forth in Section 9 above.
                -----

          (m)  "EXCHANGE  ACT"  means  the  Securities  Exchange Act of 1934, as
                -------------
               heretofore and hereafter amended.

          (o)  "FAIR  MARKET  VALUE" means,  as of any date, the value of Common
                -------------------  -------------------------------------------
               Stock determined as follows:
               ----------------------------

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.


          (p)  "INCENTIVE OPTION" has the meaning set forth in Section 1 above.
                ----------------

          (q)  "NAMED EXECUTIVES"  means, as  of the end of a specified tax year
                ----------------
of the Company, the chief executive officer of the Company and the four highest compensated officers (other than the chief executive officer).

          (r)  "NONQUALIFIED  OPTION"  has  the  meaning  set forth in Section 1
                --------------------
above.

          (s)  "OPTION" has the meaning set forth in Section 1 above.
                ------

          (t)  "PARTICIPANT" has the meaning set forth in Section 5 above.
                -----------

          (u)  "PLAN" has the meaning set forth in Section 1 above.
                ----

          (v)  "PURCHASE  AUTHORIZATION"  has the meaning set forth in Section 1
               ------------------------
above.

          (w)  "SERVICE"  means  the performance of work for one or more members
                -------
of the Company Group as an employee, director, consultant or other individual contributor.

          (x)  "SUBSIDIARY" has  the  meaning set forth in Section 424(f) of the
                ----------
Code.

     15.  TERMINATION  OR AMENDMENT OF PLAN.  The Board may by written action at
          ---------------------------------
any time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided:

          (a) that no such termination or amendment shall adversely affect or impair any then outstanding Award or related agreement without the consent of the Participant holding such Award or related agreement; and

          (b) that if the Plan itself shall have been approved by the stockholders of the Company, no such amendment which, pursuant to (i) the Code or (ii) the Exchange Act, or the regulations thereunder, (iii) any rules and regulations of any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any time or (iv) any other applicable federal, state or foreign laws, rules and regulations requiring action by the stockholders, requires action by the stockholder may be made without obtaining, or being conditioned upon, stockholder approval.

     With the consent of the Participant affected, the Board may amend outstanding Awards or related agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

IN  WITNESS  WHEREOF,  this Plan has been executed effective as of September 15,
2003


RAPIDTRON, INC.,
a Nevada corporation



By _____________________________________________
     John Creel, President & CEO

Appendix "B"
------------

                                 RAPIDTRON, INC.
                  AMENDED & RESTATED 2003 STOCK PLAN AGREEMENT
                                  (2003 AWARD)

This Amended and Restated 2003 Stock Plan Agreement ~ 2003 Award (the "Agreement") is made effective as of the date indicated in Section 1 below between RAPIDTRON, INC. (the "Company"), and JOHN CREEL, an individual (the "Participant"), to evidence the making of an Award to the Participant under the Company's 2003 Stock Plan (the "Plan"). This Agreement constitutes an amendment and restatement of the 2003 Stock Plan Agreement ~ 2003 Award executed on or about September 16, 2003 (the "Prior Agreement") in its entirety, and the terms, conditions and other provisions of this Agreement shall supersede all terms, conditions and other provisions of the Prior Agreement. Except as otherwise specifically defined in this Agreement, capitalized terms have the meaning given to them in the Plan.

The Company hereby makes an Award to the Participant subject to the following terms and conditions:

1.   Terms of Award:          The following terms shall govern this Award:
     ---------------

     Effective Date of Award: September 16, 2003

     Type of Award:           450,000 Nonqualified Options

     Total Common Stock:      450,000 shares

     Exercise Price:          $1.00 per share

     Vesting:                 (a) 225,000 on January 1, 2004

                              (b) 225,000 on January 1, 2005

                              (c) The entire award shall immediately become vested upon the death of the Participant or a "change in control" (defined below). As used herein, the term "change of control" means the removal of Participant from Participant's current level of management as the result of any of the following: (i) the acquisition of 50% or more of the common stock of the Company, (ii) a change in the majority of the Board of Directors of the Company, (iii) any reorganization, merger, or consolidation with the Company or its subsidiary that results in either (i) or (ii) above, (iv) sale of all or substantially all of the assets of the Company, (v) liquidation of the Company, or
                              (vi) dissolution of the Company.

     Term:                    Five (5) years from the date the Employment
                              Agreement is terminated.

2.   Conflicts.  This  Agreement is made pursuant to the terms of the Employment
     ---------
Agreement between Participant and the Company Group, as amended (the "Employment Agreement"), which was approved and adopted pursuant to a merger agreement between the Company and Rapidtron, Inc., a Delaware corporation. As a result,
Section 7(a)(iii) of the Plan is applicable to the price of the Award. The Award shall be subject to all of the provisions of the Plan and the Employment Agreement. In the event of any inconsistency between the Plan and this Agreement or the Employment Agreement, the Plan shall control. In the event of any inconsistency between this Agreement and the Employment Agreement, the Employment Agreement shall control.

3.   Confidentiality,  Competition,  and Solicitation.  The Employment Agreement
     ------------------------------------------------
contains provisions prohibiting a participant from disclosing confidential information of the Company at any time.

4.   General.  This  Agreement,  together  with  the  Plan  and  the  Employment
     -------
Agreement, contains the entire agreement of the parties regarding the subject matter of this Agreement. This Agreement may be executed in counterparts, both of which together shall constitute one and the same instrument. THE PARTICIPANT AGREES TO HOLD THE CONTENTS OF THIS AGREEMENT AND THE PARTICIPANT'S PARTICIPATION IN THE PLAN STRICTLY CONFIDENTIAL, AND NOT TO DISCLOSE THE SAME TO ANY PERSON (INCLUDING, WITHOUT LIMITATION, ANY OTHER EMPLOYEES OF THE COMPANY OR ANY PART OF THE COMPANY GROUP) WITHOUT PRIOR WRITTEN CONSENT OF THE BOARD OF DIRECTORS.

IN WITNESS WHEREOF, the parties have signed this Agreement effective as of the date specified in Section 1 above.


                         Rapidtron, Inc.,
                         a Nevada corporation

                         By _______________________________
                            Steve Meineke,
                            Vice President & Treasurer


                         ____________________________________________
                         JOHN CREEL, an individual

                          BENEFICIARY DESIGNATION FORM
                                 RAPIDTRON, INC.
                                 2003 STOCK PLAN
                                 ---------------

The undersigned Participant hereby designates the following beneficiary(ies) to receive any payments owed to the Participant under the Rapidtron, Inc. 2003 Stock Plan in the event of the Participant's death.


          PRIMARY BENEFICIARY (IES)                    PERCENTAGE(S)
          -------------------------                    -------------

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________



          CONTINGENT BENEFICIARY (IES)                    PERCENTAGE(S)
          ----------------------------                    -------------

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________


Unless otherwise explicitly provided in the Beneficiary Designation Form, a Contingent Beneficiary shall receive a benefit only if all Primary Beneficiaries are deceased as of the date of the Participant's death. Unless otherwise explicitly provided in the Beneficiary Designation Form, the beneficiary(ies) entitled to receive a benefit shall become fixed as of the date of the Participant's death so that, if a beneficiary survives the Participant but dies before the receipt of all payments due the beneficiary under this Form, any remaining payments shall be payable to the representative of the beneficiary's estate.

This designation shall remain in effect until a new Beneficiary Designation Form with a later date shall be signed and filed with Rapidtron, Inc.


                    By:            ___________________________


                    Print Name     ___________________________


                    Date:          ___________________________

Appendix "C"
------------


                                 RAPIDTRON, INC.
                  AMENDED & RESTATED 2003 STOCK PLAN AGREEMENT
                                  (2003 AWARD)

This Amended and Restated 2003 Stock Plan Agreement ~ 2003 Award (the "Agreement") is made effective as of the date indicated in Section 1 below between RAPIDTRON, INC. (the "Company"), and STEVE MEINEKE, an individual (the "Participant"), to evidence the making of an Award to the Participant under the Company's 2003 Stock Plan (the "Plan"). This Agreement constitutes an amendment and restatement of the 2003 Stock Plan Agreement ~ 2003 Award executed on or about September 16, 2003 (the "Prior Agreement") in its entirety, and the terms, conditions and other provisions of this Agreement shall supersede all terms, conditions and other provisions of the Prior Agreement. Except as otherwise specifically defined in this Agreement, capitalized terms have the meaning given to them in the Plan.

The Company hereby makes an Award to the Participant subject to the following terms and conditions:

1.  Terms of Award:           The following terms shall govern this Award:
    ---------------

     Effective Date of Award: September 16, 2003

     Type of Award:           450,000 Nonqualified Options

     Total Common Stock:      450,000 shares

     Exercise Price:          $1.00 per share

     Vesting:                 (a) 225,000 on January 1, 2004

                              (b) 225,000 on January 1, 2005

                              (c) The entire award shall immediately become vested upon the death of the Participant or a "change in control" (defined below). As used herein, the term "change of control" means the removal of Participant from Participant's current level of management as the result of any of the following: (i) the acquisition of 50% or more of the common stock of the Company, (ii) a change in the majority of the Board of Directors of the Company, (iii) any reorganization, merger, or consolidation with the Company or its subsidiary that results in either (i) or (ii) above, (iv) sale of all or substantially all of the assets of the Company, (v) liquidation of the Company, or
                              (vi) dissolution of the Company.

     Term:                    Five (5) years from the date the Employment
                              Agreement is terminated.

2.   Conflicts.  This  Agreement is made pursuant to the terms of the Employment
     ---------
Agreement between Participant and the Company Group, as amended (the "Employment Agreement"), which was approved and adopted pursuant to a merger agreement between the Company and Rapidtron, Inc., a Delaware corporation. As a result,
Section 7(a)(iii) of the Plan is applicable to the price of the Award. The Award shall be subject to all of the provisions of the Plan and the Employment Agreement. In the event of any inconsistency between the Plan and this Agreement or the Employment Agreement, the Plan shall control. In the event of any inconsistency between this Agreement and the Employment Agreement, the Employment Agreement shall control.

3.   Confidentiality,  Competition,  and Solicitation.  The Employment Agreement
     ------------------------------------------------
contains provisions prohibiting a participant from disclosing confidential information of the Company at any time.

4.   General.  This  Agreement,  together  with  the  Plan  and  the  Employment
     -------
Agreement, contains the entire agreement of the parties regarding the subject matter of this Agreement. This Agreement may be executed in counterparts, both of which together shall constitute one and the same instrument. THE PARTICIPANT AGREES TO HOLD THE CONTENTS OF THIS AGREEMENT AND THE PARTICIPANT'S PARTICIPATION IN THE PLAN STRICTLY CONFIDENTIAL, AND NOT TO DISCLOSE THE SAME TO ANY PERSON (INCLUDING, WITHOUT LIMITATION, ANY OTHER EMPLOYEES OF THE COMPANY OR ANY PART OF THE COMPANY GROUP) WITHOUT PRIOR WRITTEN CONSENT OF THE BOARD OF DIRECTORS.

IN WITNESS WHEREOF, the parties have signed this Agreement effective as of the date specified in Section 1 above.


                         Rapidtron, Inc.,
                         a Nevada corporation

                         By _______________________________
                            John Creel,
                            President & Chief Executive Officer


                         ____________________________________________
                         STEVE MEINEKE, an individual

                          BENEFICIARY DESIGNATION FORM
                                 RAPIDTRON, INC.
                                 2003 STOCK PLAN
                                 ---------------

The undersigned Participant hereby designates the following beneficiary(ies) to receive any payments owed to the Participant under the Rapidtron, Inc. 2003 Stock Plan in the event of the Participant's death.


          PRIMARY BENEFICIARY (IES)                    PERCENTAGE(S)
          -------------------------                    -------------

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________



          CONTINGENT BENEFICIARY (IES)                    PERCENTAGE(S)
          ----------------------------                    -------------

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________


Unless otherwise explicitly provided in the Beneficiary Designation Form, a Contingent Beneficiary shall receive a benefit only if all Primary Beneficiaries are deceased as of the date of the Participant's death. Unless otherwise explicitly provided in the Beneficiary Designation Form, the beneficiary(ies) entitled to receive a benefit shall become fixed as of the date of the Participant's death so that, if a beneficiary survives the Participant but dies before the receipt of all payments due the beneficiary under this Form, any remaining payments shall be payable to the representative of the beneficiary's estate.

This designation shall remain in effect until a new Beneficiary Designation Form with a later date shall be signed and filed with Rapidtron, Inc.



                    By:            ___________________________


                    Print Name     ___________________________


                    Date:          ___________________________